                                                                    Exhibit 10.3

                                                                  CONFORMED COPY

          SECOND AMENDMENT (this "AMENDMENT"), dated as of October 29, 2003, to the THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated as of December 10, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among CENDANT CORPORATION, a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), Bank of America, N.A. as Syndication Agent and The Bank of Nova Scotia, Citibank N.A. and Barclays Bank PLC as Co-Documentation Agents.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

          I. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          II.  AMENDMENTS TO THE CREDIT AGREEMENT.

               2.1 SECTION 1. Section 1 of the Credit Agreement is hereby amended as follows:

                      (a) by inserting the words "or issue a Competitive Letter of Credit pursuant to Section 2.4A, as applicable," after the words "Section 2.4" in the definition of "Competitive Bid".

                      (b) by inserting the words "or 2.4A(d), as applicable," after the words "Section 2.4(d)" in the definition of "Competitive Bid Accept/Reject Letter".

                      (c) by inserting the following new definitions in their appropriate alphabetical positions:

          "COMPETITIVE BID COMMISSION" shall mean as to any Competitive Bid for a Competitive Letter of Credit the fixed letter of credit commission (expressed as a percentage rate per annum in the form of a decimal to four places) offered by the Lender making such Competitive Bid as specified in the Competitive Bid relating to such Competitive Letter of Credit.

          "COMPETITIVE L/C EXPOSURE" shall mean, at any time, L/C Exposure attributable to Competitive Letters of Credit.

          "COMPETITIVE LETTER OF CREDIT" shall mean a letter of credit issued by a Lender for the account of the Borrower pursuant to the bidding procedure described in Section 2.4A.

          "REVOLVING L/C EXPOSURE" shall mean, at any time, L/C Exposure attributable to Letters of Credit.

                      (d) by deleting the definition of "Competitive Bid Rate" in its entirety and substituting in lieu thereof the following:

          "COMPETITIVE BID RATE" shall mean (i) as to any Competitive Bid for a Competitive Loan made by a Lender pursuant to Section 2.4(b), (a) in the case of a LIBOR Loan, the Margin and (b) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid and (ii) as to any Competitive Bid for a Competitive Letter of Credit made by a Lender pursuant to Section 2.4A(b), the Competitive Bid Commission.

                      (e) by inserting the words "or Section 2.4A(d), as applicable," after the words "Section 2.4" in the definition of "Competitive Bid Request".

                      (f) by inserting the words "(i) in the case of Letters of Credit," after the words "shall mean" in the first line of the definition of "Issuing Lender" and by adding the following at the end of such definition:

          "and (ii) in the case of Competitive Letters of Credit, the respective Lenders which have issued such Competitive Letters of Credit."

                      (g) by inserting the words "and Competitive Letters of Credit" after each of the two references to "Letters of Credit" in the definition of "L/C Exposure".

                      (h) by inserting the words "and Competitive Letters of Credit" after the words "Letters of Credit" in the definition of "Obligations".

                      (i) by adding the words "or Competitive Letters of Credit" after the words "Letters of Credit" in the definition of "Other Taxes".

               2.2 SECTION 2.1(a). Section 2.1(a) of the Credit Agreement is hereby amended by:

                      (a) inserting the word "Revolving" after the word "current" and before the words "L/C Exposure; and

                      (b) inserting the words "and Competitive L/C Exposure" after the words "Competitive Loans".

               2.3 SECTION 2.4. Section 2.4 of the Credit Agreement is hereby amended by:

                      (a) adding "-Competitive Loans" after "Competitive Bid Procedure" in the heading of Section 2.4;

                      (b) inserting the words "for Competitive Loans" after the words "Competitive Bids" in subsection (a) thereof;

                      (c) inserting the words "for Competitive Loans" after the words "Competitive Bids" in the second line of subsection (b) thereof;

                      (d) inserting the words "for a Competitive Loan" after each occurrence of the words "Competitive Bid" in subsection (b) thereof; and

                      (e) inserting the words "for a Competitive Loan" after the words "Competitive Bids" in the eighth line of subsection (b) thereof.

               2.4 SECTION 2.4A. The Credit Agreement is hereby amended by inserting the following new Section 2.4A after Section 2.4 thereof:

          SECTION 2.4A. COMPETITIVE BID PROCEDURE - COMPETITIVE LETTERS OF
CREDIT.

          (a) In order to request Competitive Bids for Competitive Letters of Credit, the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Competitive Bid Request for a Competitive Letter of Credit in the form of Exhibit E-1, to be received by the Administrative Agent not later than 10:00 a.m., New York City time, four Business Days before the proposed issuance date for such Competitive Letter of Credit. A Competitive Bid Request for a Competitive Letter of Credit that does not conform substantially to the format of Exhibit E-1 may be rejected in the Administrative Agent's sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopier. Such request for a Competitive Letter of Credit shall in each case refer to this Agreement and specify (i) the proposed date of issuance of such Competitive Letter of Credit (which shall be a Business Day);
(ii) the face amount thereof, which shall be in a minimum principal amount of $5,000,000 (or if less, an aggregate principal amount equal to the remaining balance of the available Total Commitment); (iii) a brief description of the purpose of such Competitive Letter of Credit and the underlying transaction requiring the issuance of such Competitive Letter of Credit; (iv) the expiration date of such Competitive Letter of Credit (which shall not be longer than the tenor set forth for Letters of Credit in Section 2.23(a)(i)); (v) the name and address of the beneficiary; and (vi) such other information as shall be necessary to prepare, amend, renew or extend such Competitive Letter of Credit. Promptly after its receipt of a Competitive Bid Request for a Competitive Letter of Credit that is not rejected as aforesaid, the Administrative Agent shall invite by telecopier (in the form set forth in Exhibit E-2) the Lenders to bid, on the terms and subject to the conditions of this Agreement, to issue a Competitive Letter of Credit pursuant to the Competitive Bid Request for such Competitive Letter of Credit.

          (b) Each Lender may, in its sole discretion, make one Competitive Bid for a Competitive Letter of Credit to the Borrower responsive to a Competitive Bid Request. Each Competitive Bid for a Competitive Letter of Credit by a Lender must be received by the Administrative Agent via telecopier, in the form of Exhibit E-3A, not later than 9:30 a.m., New York City time, three Business Days before a proposed issuance of a Competitive Letter of Credit. Competitive Bids for Competitive Letters of Credit that do not conform substantially to the format of Exhibit E-3A may be rejected by the Administrative Agent after conferring with, and upon the instruction of, the Borrower, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify: (i) that such Lender is willing to issue such Letter of Credit substantially in the form requested in such Competitive Bid Request and
(ii) the Competitive Bid Commission at which the Lender is prepared to issue such Competitive Letter of Credit. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent via telecopier not later than 9:30 a.m., New York City time, three Business Days before the proposed issuance date for such Competitive Letter of Credit; PROVIDED, HOWEVER, that failure by any Lender to give such notice shall not cause such Lender to be obligated to issue any Competitive Letter of Credit. A Competitive Bid submitted by a Lender pursuant to this paragraph (b) shall be irrevocable.

          (c) The Administrative Agent shall promptly notify the Borrower by telecopier of all the Competitive Bids made and the Competitive Bid Commission in respect of which a Competitive Bid was made and the identity of the Lender that made each bid. The Administrative Agent shall send a copy of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.4A.

          (d) The Borrower may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The Borrower shall notify the Administrative Agent by telephone, promptly confirmed by telecopier in the form of a Competitive Bid Accept/Reject Letter whether and to what extent it has decided to accept or reject any or all of the bids referred to in paragraph (c) above, not later than 10:30 a.m., New York City time, one Business Day before a proposed issuance of a Competitive Letter of Credit; PROVIDED, HOWEVER, that (A) the failure by the Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in paragraph (c) above, (B) the Borrower shall not accept a bid made at a particular Competitive Bid Commission if the Borrower has decided to reject a bid made at a lower Competitive Bid Commission,
(C) the Borrower may accept only one bid for each Competitive Bid Request for a Competitive Letter of Credit and (D) if there are multiple bids at a particular Competitive Bid Commission, the Borrower may select any one such bid in its discretion. A notice given by the Borrower pursuant to this paragraph (d) shall be irrevocable.

          (e) The Administrative Agent shall promptly notify the bidding Lender whose Competitive Bid has been accepted by telecopy sent by the Administrative Agent, and such successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to issue the Competitive Letter of Credit in respect of which its bid has been accepted. If requested by such successful bidding Lender, the Borrower also shall submit a letter of credit application on such bidding Lender's standard form in connection with any request for a Competitive Letter of Credit, which form shall be furnished in accordance with
Section 9.1. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, any Lender relating to any Competitive Letter of Credit, the terms and conditions of this Agreement shall control. Concurrently with the giving of notice by the Administrative Agent to such bidding Lender pursuant to this paragraph (e), the Borrower shall deliver to such bidding Lender a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Competitive Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Competitive Letter of Credit, would require the applicable issuing Lender to make payment under the Competitive Letter of Credit; PROVIDED that the applicable Issuing Lender, in its reasonable discretion, may require customary changes in any such documents and certificates. Upon issuance of any Competitive Letter of Credit, the applicable Issuing Lender shall notify the Administrative Agent of the issuance of such Competitive Letter of Credit. Promptly after receipt of such notice, the Administrative Agent shall notify each Lender of the issuance and the amount of such Competitive Letter of Credit.

          (f) Sections 2.4(g), (h) and (i) are incorporated in this Section 2.4A by reference, MUTATIS MUTANDIS.

          (g) Notwithstanding any other provision of this Agreement to the contrary:

               (i) each Competitive Letter of Credit shall be issued solely for the risk of the Lender which has issued such Competitive Letter of Credit, and no other Lender shall have a participating interest in such Letter of Credit;

               (ii) each Competitive Letter of Credit shall be subject to the terms of clauses (A) and (B) of the proviso in Section 2.23(a)(i), Sections 2.23(a)(iii) and 2.23(a)(iv), Section 2.23(c), Section 2.23(f)(i)(A)
     (excluding the proviso thereto) and (B), Section 2.23(f)(iv), Section 2.23(g), Section 2.23(h), Section 2.23(i), Section 2.23(j) and Section 2.23(k), which are hereby made applicable to such Competitive Letter of Credit, MUTATIS MUTANDIS, except that references in such clauses and Sections to the Issuing Lender, the Required Lenders and the Lenders shall be deemed to be references to the Issuing Lender which issued such Competitive Letter of Credit;

               (iii) if any Issuing Lender shall be requested to make payment on any draft under a Competitive Letter of Credit, such Issuing Lender shall give written notice of such request for payment to the Borrower and to the Administrative Agent prior to making such payment;

               (iv) if any drawing is made under a Competitive Letter of Credit, the Borrower will, upon demand of the Administrative Agent or the applicable Issuing Lender, pay to the applicable Issuing Lender, in immediately available funds, the full amount of such drawing; PROVIDED that the Borrower may make a Borrowing to pay such amount, and PROVIDED that the conditions specified in Section 4.2 are then satisfied, then notwithstanding the limitations as to the aggregate principal amount of ABR Loans set forth in Section 2.2(a), as to the time of funding of a Borrowing set forth in Section 2.2(c) and as to the time of notice of a proposed Borrowing set forth in Section 2.5, payment by the applicable Issuing Lender of such draft shall constitute an ABR Loan hereunder, and interest shall accrue from the date the applicable Issuing Lender makes such payment. If any draft is presented under a Competitive Letter of Credit and
     (i) the conditions specified in Section 4.2 are not satisfied or (ii) if the Commitments have been terminated, then the Borrower will, upon demand by the Administrative Agent or the applicable Issuing Lender, pay to the applicable Issuing Lender, in immediately available funds, the full amount of such draft;

               (v) the Borrower shall pay to the Administrative Agent for distribution to the applicable Issuing Lender in respect of each Competitive Letter of Credit outstanding, a commission on the maximum amount available from time to time to be drawn under such outstanding Competitive Letter of Credit calculated at a rate per annum equal to the applicable Competitive Bid Commission from time to time in effect hereunder. Such commission shall be payable in arrears on and through the last day of each fiscal quarter of the Borrower and on the later of the Maturity Date and the expiration of such Competitive Letter of Credit;

               (vi) the Borrower shall not be entitled to request a Competitive Letter of Credit if the aggregate L/C Exposure after giving effect to the issuance of such Competitive Letter of Credit would exceed $1,750,000,000;

               (vii) each Competitive Letter of Credit shall be issued in Dollars;

               (viii) each Issuing Lender in respect of a Competitive Letter of Credit shall notify the Administrative Agent (A) of the drawable amount of such Competitive Letter of Credit, (B) of any drawing made on such Competitive Letter of Credit and (C) of any amendment or extension of such Competitive Letter of Credit, upon request by the Administrative Agent and, in the case of events described in clauses (B) and (C), promptly following the occurrence thereof; and

               (ix) any Lender shall be prohibited from issuing Competitive Letters of Credit hereunder upon the occurrence and during the continuance of an Event of Default (PROVIDED that such Lender shall have received notice of such Event of Default pursuant to Section 8.4 hereof and PROVIDED FURTHER that such notice shall be received at least 24 hours prior to the date on which any Competitive Letter of Credit is to be issued).

          (h) The Borrower shall pay to the Administrative Agent a fee in the amount of $1,500 in connection with each Competitive Bid Request made pursuant to Sections 2.4 and

2.4A; PROVIDED that no fee shall be due and payable with respect to the first two Competitive Bid Requests made after October 29, 2003.

          The Administrative Agent will, upon request of any Lender that has issued or is making a Competitive Bid for a Competitive Letter of Credit, confirm the total amount of L/C Exposure and the aggregate outstanding Loans to such Lender.

               2.5 SECTION 2.12. Section 2.12 of the Credit Agreement is hereby amended by deleting the reference to "the earlier of (a)" in such subsection and deleting the words "and (b) December 11, 2002 if the Closing Date has not occurred on or prior to such date".

               2.6 SECTION 2.15. Section 2.15 of the Credit Agreement is hereby amended by:

                      (a) inserting the words "or maintain Competitive Letters of Credit" after the words "to participate in Letters of Credit" in subsection (e) thereof;

                      (b) deleting the word "or" and inserting the words ", Letters of Credit or Competitive" after each of the three references to "such Loans" in subsection (e) thereof; and

                      (c) deleting the words "and any participations in Letters of Credit" in each of the two places where such words appear in subsection (f) thereof, and substituting in lieu thereof ", any participations in Letters of Credit and any Competitive Letters of Credit".

               2.7 SECTION 2.18. Section 2.18 of the Credit Agreement is hereby amended by:

                      (a) inserting the following sentence after the third sentence thereof:

          "Each payment of reimbursement obligations, commission, interest or other amounts in respect of a Competitive Letter of Credit shall be allocated to the Issuing Lender of such Competitive Letter of Credit.";

                      (b) inserting the words "and the Competitive L/C Exposure" after the phrase "each outstanding Competitive Borrowing" in the fourth sentence thereof; and

                      (c) inserting the words "and Lenders that shall not have issued Competitive Letters of Credit" after the words "such Competitive Borrowing" in the parenthetical of the fourth sentence thereof.

               2.8 SECTION 3. Section 3 of the Credit Agreement is hereby amended by adding the words "and Competitive Letters of Credit" at the end of the opening paragraph thereof.

               2.9 SECTION 3.14. Section 3.14 of the Credit Agreement is hereby amended by deleting each reference to "$200,000,000" and substituting in lieu thereof "$300,000,000".

               2.10 SECTION 4.2. Section 4.2 of the Credit Agreement is hereby amended by:

                      (a) inserting the words "or Competitive Letter of Credit" after the words "Letter of Credit" in the opening paragraph thereof;

                      (b) deleting subsection (a) thereof in its entirety and substituting in lieu thereof:

          (a) NOTICE. The Administrative Agent shall have received a notice with respect to such Borrowing, Letter of Credit or Competitive Letter of Credit as required by this Agreement.

                      (c) inserting the words "or Competitive Letter of Credit" after the words "Letter of Credit" in subsection (b) thereof; and

                      (d) inserting the words "or Competitive Letter of Credit" after the words "Letter of Credit" in the last paragraph thereof.

               2.11 SECTION 7. Section 7 of the Credit Agreement is hereby amended by inserting the words "Competitive Letters of Credit," after each of the two occurrences of the words "Letters of Credit," in subsection (b) thereof.

               2.12 SECTION 8.3. Section 8.3 of the Credit Agreement is hereby amended by:

                      (a) inserting the words "Revolving Credit" before each reference to "Loans"; and

                      (b) inserting the word "Revolving" before each reference to "L/C Exposure".

               2.13 SECTION 8.6. Section 8.6 of the Credit Agreement is hereby amended by inserting the following parenthetical after the words "Issuing Lenders" in clause (iii) thereof:

          "(other than in respect of Competitive Letters of Credit)".

               2.14 SECTION 9.3. Section 9.3 of the Credit Agreement is hereby amended by:

                      (a) inserting the words "Revolving Credit" before the words "Loans" and "Notes", respectively, in clause (i) of the first proviso of subsection (b) thereof;

                      (b) inserting the word "Revolving" before the phrase "L/C Exposure" in clauses (i) and (ii)(A) of the first proviso of subsection (b) thereof;

                      (c) inserting the following before the parenthetical "(a "NON-RATABLE ASSIGNMENT")" in clause (ii)(B) of the first proviso of subsection (b) thereof:

          "or the Competitive Letters of Credit at the time issued by it (including, without limitation, in the case of Competitive Letters of Credit, any unpaid reimbursement obligations)";

                      (d) deleting the words "or Competitive Loans" in clause
          (3) of the second proviso of subsection (b) thereof and substituting in lieu thereof ", Competitive Loans or Competitive Letters of Credit "; and

                      (e) deleting the words "and 2.21" after "2.17" in clause
          (iv) of the first proviso of subsection (g) thereof and substituting in lieu thereof ", 2.21 and 2.23".

               2.15 SECTION 9.4. Section 9.4 of the Credit Agreement is hereby amended by:

                      (a) inserting "LLP" after "Simpson Thacher & Bartlett" in the fifth line thereof;

                      (b) deleting the words "or the Notes or the Letters of Credit" after the words "this Agreement," in the seventh line thereof and substituting in lieu thereof "the Notes, the Letters of Credit or the Competitive Letters of Credit"; and

                      (c) inserting the words "and Competitive Letters of Credit" after the words "Letters of Credit" and before the period of the last sentence thereof.

               2.16 SECTION 9.5. Section 9.5 of the Credit Agreement is hereby amended by inserting the words "and Competitive Letters of Credit" after the words "Letters of Credit" and before the period of the last sentence thereof.

               2.17 SECTION 9.7. Section 9.7 of the Credit Agreement is hereby amended by inserting the words "or Competitive Letters of Credit" after the words "Letters of Credit" in the third line thereof.

               2.18 SECTION 9.9. Section 9.9 of the Credit Agreement is hereby amended by inserting the words "or Competitive Letter of Credit" after the words "Letter of Credit" in the parenthetical of clause (y) of the first proviso thereof.

               2.19 SECTION 9.15. Section 9.15 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

          "Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated by this Agreement relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall disclose any information that is not relevant to an understanding of the U.S. federal income tax treatment of the transactions contemplated by this Agreement (including the identity of any party to this Agreement and any information that could lead another to determine the identity of any such party) or to the extent such disclosure could reasonably result in a violation of any applicable securities law."

               2.20 EXHIBITS. The Exhibits to the Credit Agreement are hereby amended as follows:

          (a) Exhibits E-1, E-2 and E-4 to the Credit Agreement are hereby deleted in their entirety and new Exhibits E-1, E-2 and E-4, attached hereto as Annex A, shall be substituted in lieu thereof.

          (b) New Exhibit E-3A, attached hereto as Annex B, shall be inserted after Exhibit E-3.

          III. EFFECTIVE DATE. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

          IV. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) each of the representations and warranties in Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          V. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          VI. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          VII. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                         CENDANT CORPORATION


                                         By: /s/ Ronald L. Nelson
                                             --------------------
                                         Name: Ronald L. Nelson
                                         Title: Chief Financial Officer


                                         JPMORGAN CHASE BANK, as
                                         Administrative Agent and as a Lender


                                         By: /s/ Randolph Cates
                                             ------------------
                                         Name: Randolph Cates
                                         Title: Vice President

                                         BANK OF AMERICA, N.A.


                                         By: /s/ Brad Lustig
                                             ---------------
                                         Name: Brad Lustig
                                         Title: Managing Director

                                         CITIBANK N.A.


                                         By: /s/ Hugo Arias
                                             --------------
                                         Name: Hugo Arias
                                         Title: Vice President

                                         THE BANK OF NOVA SCOTIA


                                         By: /s/ Todd S. Meller
                                             ------------------
                                         Name: Todd S. Meller
                                         Title: Managing Director

                                         BARCLAYS BANK PLC


                                         By: /s/ John Giannone
                                             -----------------
                                         Name: John Giannone
                                         Title: Director

                                         BANK ONE, NA


                                         By: /s/ Michael M. Tolentino
                                             ------------------------
                                         Name: Michael M. Tolentino
                                         Title: Director

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By: /s/ Rod Hurst
                                             -------------
                                         Name: Rod Hurst
                                         Title: Vice President

                                         WESTLB AG, NEW YORK BRANCH


                                         By: /s/ Duncan Robertson
                                             --------------------
                                         Name: Duncan Robertson
                                         Title: Executive Director


                                         WESTLB AG, NEW YORK BRANCH

                                         By: /s/ Christian Brune
                                             -------------------
                                         Name: Christian Brune
                                         Title: Director

                                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         NEW YORK BRANCH


                                         By: /s/ Linda Tam
                                             -------------
                                         Name: Linda Tam
                                         Title: Authorized Signatory

                                         SUMITOMO MITSUI BANKING
                                         CORPORATION


                                         By: /s/ Peter R.C. Knight
                                             ---------------------
                                         Name: Peter R.C. Knight
                                         Title: Joint General Manager

                                         CREDIT SUISSE FIRST BOSTON, Cayman
                                         Islands Branch


                                         By: /s/ Bill O'Daly
                                             ---------------
                                         Name: Bill O'Daly
                                         Title: Director


                                         CREDIT SUISSE FIRST BOSTON, Cayman
                                         Islands Branch

                                         By: /s/ Cassandra Droogan
                                             ---------------------
                                         Name: Cassandra Droogan
                                         Title: Associate

                                         WELLS FARGO BANK


                                         By: /s/ Lauren Downum
                                             -----------------
                                         Name: Lauren Downum
                                         Title: Vice President

                                         BMO NESBITT BURNS FINANCING, INC.


                                         By: /s/ Brian L. Banke
                                             ------------------
                                         Name: Brian L. Banke
                                         Title: Managing Director

                                                                         ANNEX A

                                                                     EXHIBIT E-1


                         FORM OF COMPETITIVE BID REQUEST

JPMORGAN CHASE BANK, as Administrative Agent
 for the Lenders referred to below
270 Park Avenue
New York, NY  10017 2070

Attention:  ______________________                                        [Date]

Ladies and Gentlemen:

          The undersigned, CENDANT CORPORATION (the "BORROWER"), refers to the Three Year Competitive Advance and Revolving Credit Agreement dated as of December 10, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders referred to therein, the Co-Documentation Agents and Syndication Agent named therein and JPMorgan Chase Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section [2.4(a)][2.4A(a)] of the Credit Agreement that it requests a [Competitive Borrowing] [Competitive Letter of Credit] under the Credit Agreement, and in that connection, sets forth below the terms on which such [Competitive Borrowing] [Competitive Letter of Credit] is requested to be made:

[(A) Date of the Competitive Borrowing (which
     is a Business Day)                                             ____________

(B)  Principal Amount of the Competitive
     Borrowing(1)                                                   $___________

(C)  Interest Rate Type(2) of the Competitive
     Borrowing                                                      ____________

(D)  Interest Period with respect to the
     Competitive Borrowing and the last day of
     such Interest Period(3)                                        ___________]

----------
(1) Shall not be less than $10,000,000 (and must be in an integral multiple of $5,000,000) nor greater than the Total Commitment then available.

(2)  LIBOR Loan or Fixed Rate Loan.

(3) Shall be subject to the definition of "Interest Period" and shall not end later than the Maturity Date.

[(A) Date of Issuance of the Competitive Letter
     of Credit (which is a Business Day)                            ____________

(B)  Face Amount of the Competitive Letter of
     Credit(4)                                                      ____________

(C)  Purpose of the Competitive Letter of Credit                    ____________

(D)  Expiration Date of the Competitive Letter of
     Credit                                                         ____________

(E)  Name and Address of Beneficiary                                ___________]


----------
(4) Shall not be less than $5,000,000 or, if less, an aggregate principal amount equal to the remaining balance of the Total Commitment then available.

          Upon acceptance of any or all of the [Competitive Loans] [Competitive Letters of Credit] offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to each Loan specified in Sections 4.2(b) and 4.2(c) of the Credit Agreement have been satisfied.


                                         Very truly yours,


                                         CENDANT CORPORATION


                                         By:
                                            ---------------------------
                                         Name:
                                         Title:

                                                                     EXHIBIT E-2


                       FORM OF COMPETITIVE BID INVITATION

[Name of Lender]
[Address]


Attention:                                                                [Date]


Ladies and Gentlemen:

          Reference is hereby made to the Three Year Competitive Advance and Revolving Credit Agreement dated as of December 10, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among CENDANT CORPORATION (the "BORROWER"), the Lenders referred to therein, the Co-Documentation Agents and Syndication Agent named therein and JPMorgan Chase Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower made a Competitive Bid Request on _____, 200_, pursuant to Section [2.4(a)][2.4A(a)] of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid [for a Competitive Letter of Credit] by [Date]/[Time].(1) Your Competitive Bid must comply with Section [2.4(b)][2.4A(b)] of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

[(A) Date of the Competitive Borrowing                              ____________

(B)  Principal Amount of the Competitive
     Borrowing                                                      $___________

(C)  Interest Rate Type of the Competitive
     Borrowing                                                      ____________

(D)  Interest Period with respect to the
     Competitive Borrowing and the last day of
     such Interest Period                                           ___________]


----------
(1) The Competitive Bid must be received by the Administrative Agent via telecopier (i) in the case of a request for a LIBOR Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a request for a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the Business Day of the proposed Competitive Borrowing.

[(A) Date of Issuance of the Competitive Letter
     of Credit (which is a Business Day)                            ____________

(B)  Face Amount of the Competitive Letter of
     Credit(2)                                                      ____________

(C)  Purpose of the Competitive Letter of Credit                    ____________

(D)  Expiration Date of the Competitive Letter of
     Credit                                                         ____________

(E)  Name and Address of Beneficiary                                ____________

(F)  Competitive Bid Commission                                     ___________]


----------
(2) Shall not be less than $5,000,000 or, if less, an aggregate principal amount equal to the remaining balance of the Total Commitment then available.

                                         Very truly yours,


                                         JPMORGAN CHASE BANK,
                                         as Administrative Agent


                                         By:
                                            ---------------------------
                                            Name:
                                            Title:

                                                                     EXHIBIT E-4


                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


                                                                          [Date]


JPMorgan Chase Bank, as Administrative Agent
 for the Lenders referred to below
270 Park Avenue
New York, NY  10017-2070

Attention:  _____________________________

Ladies and Gentlemen:

          The undersigned, Cendant Corporation ("WE" or the "BORROWER"), refers to the Three Year Competitive Advance and Revolving Credit Agreement dated as of December 10, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders referred to therein, the Co-Documentation Agents and Syndication Agent named therein and JPMorgan Chase Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          In accordance with Section [2.4(c)][2.4A(c)] of the Credit Agreement, we have been notified of the Competitive Bids made in connection with our Competitive Bid Request dated ______, 200_ and in accordance with Section [2.4(d)][2.4A(d)] of the Credit Agreement, we hereby accept the following bids for [Competitive Loans(s)] [Competitive Letters of Credit] with a maturity on [date]:

                                 Competitive Bid Rate (i.e.
[Principal Amount                Fixed Rate/Margin)                 Lender

$                                [%]/[+/-.   %]
$

Total $_______]

[Face Amount                     Competitive Bid Commission         Lender]

We hereby reject the following bids:

                                 Competitive Bid Rate (i.e.
[Principal Amount                Fixed Rate/Margin)                 Lender

$                                [%]/[+/-.   %]
$

Total $_______]

[Face Amount                     Competitive Bid Commission         Lender]


          The total amount of the bids accepted ($_____) should be deposited on [date] in account number _______, maintained at JPMorgan Chase Bank.

                                         Very truly yours,


                                         CENDANT CORPORATION


                                         By:
                                            ---------------------------
                                            Name:
                                            Title:

                                                                         ANNEX B

                                                                    EXHIBIT E-3A

                             FORM OF COMPETITIVE BID

JPMorgan Chase Bank, as Administrative Agent
 for the Lenders referred to below
270 Park Avenue
New York, NY  10017-2070

Attention:  ______________________                                        [Date]

Ladies and Gentlemen:

          The undersigned, [Name of Lender], refers to the Three Year Competitive Advance and Revolving Credit Agreement dated as of December 10, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among Cendant Corporation (the "BORROWER"), the Lenders referred to therein, the Co-Documentation Agents and Syndication Agent named therein and JPMorgan Chase Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.4A(b) of the Credit Agreement in response to the Competitive Bid Request made by the Borrower on _______, 200_, and in that connection sets forth below the terms on which such Competitive Bid is made:

(A) The undersigned Lender is willing to issue a Competitive Letter of Credit substantially in the form requested in the Competitive Bid
     Request, dated as of [____].

(B)  The Competitive Bid Commission with
     respect to such Competitive Letter of Credit is [_____].


          The undersigned hereby confirms that it shall, subject to the terms and conditions set forth in the Credit Agreement, issue a competitive Letter of Credit upon acceptance by the Borrower of this bid in accordance with Section 2.4A(d) of the Credit Agreement.


                                         Very truly yours,

                                         [NAME OF LENDER]

                                         By:
                                            ---------------------------
                                            Name:
                                            Title:

                                                                               2